UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report

(Date of earliest event reported):

April 19, 2017

WORLD OMNI AUTO RECEIVABLES TRUST 2017-A

(Issuing Entity with respect to Securities)

(Central Index Key Number: 0001702011)

WORLD OMNI FINANCIAL CORP.

(Sponsor with respect to Securities)

(Central Index Key Number: 0001004150)

WORLD OMNI AUTO RECEIVABLES LLC

(Depositor with respect to Securities)

(Central Index Key Number: 0001083199)

Delaware

(State or other jurisdiction of incorporation or organization)

333-207756-03

(Commission File Number)

52-2184798

(Depositor’s I.R.S. Employer Identification No.)

6189

(Primary Standard Industrial Classification Code Number)

190 Jim Moran Blvd.

Deerfield Beach, FL 33442

(Address of principal executive offices of depositor, including Zip Code)

Depositor’s telephone number, including area code: (954) 429-2200

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the depositor under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On April 19, 2017 (the “Closing Date”), World Omni Auto Receivables LLC, a Delaware limited liability company (the “Depositor”), entered into an amended and restated trust agreement, a copy of which is filed as an exhibit hereto, with Wells Fargo Delaware Trust Company, N.A., as owner trustee (the “Owner Trustee”), relating to World Omni Auto Receivables Trust 2017-A (the “Issuing Entity”), a Delaware statutory trust created on March 13, 2017. On the Closing Date, World Omni Financial Corp. and the Depositor entered into a Receivables Purchase Agreement, a copy of which is filed as an exhibit hereto, pursuant to which specified motor vehicle retail installment sale contracts and related property were sold by World Omni Financial Corp. to the Depositor. On the Closing Date, the Issuing Entity, the Depositor and World Omni Financial Corp., as servicer, entered into a Sale and Servicing Agreement (the “Sale and Servicing Agreement”), a copy of which is filed as an exhibit hereto, pursuant to which motor vehicle retail installment sale contracts and related property were transferred by the Depositor to the Issuing Entity. On the Closing Date, the Issuing Entity issued to the Depositor the asset-backed notes, Series 2017-A, Class A-1, Class A-2a, Class A-2b, Class A-3, Class A-4 and Class B (collectively, the “Notes”), having an aggregate original principal amount of $1,256,450,000, pursuant to an Indenture (the “Indenture”), dated as of the Closing Date, between the Issuing Entity and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”), a copy of which is filed as an exhibit hereto. On the Closing Date, the Issuing Entity, the Depositor, the Indenture Trustee and World Omni Financial Corp., as administrator, entered into an Administration Agreement, a copy of which is filed as an exhibit hereto, pursuant to which the administrator agreed to perform certain duties and obligations of the Issuing Entity and the Owner Trustee under the transaction documents. On the Closing Date, the Issuing Entity, World Omni Financial Corp., as servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer (the “Asset Representations Reviewer”), entered into an Asset Representations Review Agreement, a copy of which is filed as an exhibit hereto, pursuant to which the Asset Representations Reviewer agreed to perform, upon satisfaction of certain trigger events, reviews of certain receivables for compliance with the representations and warranties made by World Omni Financial Corp. about such receivables.

Interest on the Notes will be distributed on each Payment Date (as defined in Appendix A to the Sale and Servicing Agreement). Monthly distributions in reduction of the principal amount of the Notes will be allocated to the Notes in accordance with the priorities set forth in the Indenture and the Sale and Servicing Agreement.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

Exhibit 4.1	Sale and Servicing Agreement, dated as of April 19, 2017, by and among World Omni Financial Corp., as servicer, World Omni Auto Receivables LLC, as depositor, and World Omni Auto Receivables Trust 2017-A, as issuing entity.

Exhibit 4.2	Indenture, dated as of April 19, 2017, by and between World Omni Auto Receivables Trust 2017-A, as issuing entity, and U.S. Bank National Association, as indenture trustee.

Exhibit 4.3	Trust Agreement, dated as of April 19, 2017, by and between World Omni Auto Receivables LLC, as depositor, and Wells Fargo Delaware Trust Company, N.A., as owner trustee.

Exhibit 99.1	Receivables Purchase Agreement, dated as of April 19, 2017, by and between World Omni Financial Corp. and World Omni Auto Receivables LLC.

Exhibit 99.2	Administration Agreement, dated as of April 19, 2017, by and among World Omni Financial Corp., as administrator, World Omni Auto Receivables LLC, as depositor, World Omni Auto Receivables Trust 2017-A, as issuing entity, and U.S. Bank National Association, as indenture trustee.

Exhibit 99.3	Asset Representations Review Agreement, dated as of April 19, 2017, by and among World Omni Auto Receivables Trust 2017-A, World Omni Financial Corp., as servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD OMNI AUTO RECEIVABLES LLC (Depositor)

Dated: April 19, 2017	By:	/s/ Bryan Romano
	Name:	Bryan Romano
	Its:	Assistant Treasurer

INDEX OF EXHIBITS

Exhibit No.	Description

Exhibit 4.1	Sale and Servicing Agreement, dated as of April 19, 2017, by and among World Omni Financial Corp., as servicer, World Omni Auto Receivables LLC, as depositor, and World Omni Auto Receivables Trust 2017-A, as issuing entity.

Exhibit 4.2	Indenture, dated as of April 19, 2017, by and between World Omni Auto Receivables Trust 2017-A, as issuing entity, and U.S. Bank National Association, as indenture trustee.

Exhibit 4.3	Trust Agreement, dated as of April 19, 2017, by and between World Omni Auto Receivables LLC, as depositor, and Wells Fargo Delaware Trust Company, N.A., as owner trustee.

Exhibit 99.1	Receivables Purchase Agreement, dated as of April 19, 2017, by and between World Omni Financial Corp. and World Omni Auto Receivables LLC.

Exhibit 99.2	Administration Agreement, dated as of April 19, 2017, by and among World Omni Financial Corp., as administrator, World Omni Auto Receivables LLC, as depositor, World Omni Auto Receivables Trust 2017-A, as issuing entity, and U.S. Bank National Association, as indenture trustee.

Exhibit 99.3	Asset Representations Review Agreement, dated as of April 19, 2017, by and among World Omni Auto Receivables Trust 2017-A, World Omni Financial Corp., as servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer.

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